                                                                  Exhibit 10.20

                        LICENSE AND DEVELOPMENT AGREEMENT

         This Software License and Development Agreement (the "Agreement") is entered into as of this ____ day of December, 1999 (the "Effective Date") by and between Philips Semiconductors Inc., a Delaware corporation having its principal place of business at 811 East Arques Avenue, Sunnyvale, CA 94088-3409, (hereinafter "PHILIPS"), and Phasecom Ltd., an Israeli corporation, having its principal place of business at 11 Kiriat Hamada Street, Bldg. 6, 1st Floor, Har Hotzvim 91450, Jerusalem, ISRAEL ("PCOM"), a wholly owned subsidiary of Phasecom Inc., a Delaware corporation, with its principle place of business at 20400 Stevens Creek Blvd., 8th Floor, Cupertino, CA 95014 ("PHASECOM INC"). (PHILIPS, PCOM and PHASECOM INC. are occasionally referred to herein individually as a "Party" and collectively as the "Parties.")

         WHEREAS, PCOM has developed a DOCSIS MAC including both hardware and software (as defined below) that is compliant to the version 1.0 MAC standard;

         WHEREAS, PCOM is developing a DOSIS MAC including both hardware and software that will be compliant to the versions 1.1 MAC standard;

         WHEREAS, PHILIPS desires to license such a DOSIS MAC including both hardware and software from PCOM under the terms and conditions of this Agreement for use as part of its integrated circuit products;

         WHEREAS, PCOM desires to provide and license to PHILIPS such DOCSIS MAC under the terms and conditions of this Agreement;

         WHEREFORE, in consideration of the mutual promises hereinafter set forth, PHILIPS and PCOM and PHASECOM INC. agree as follows:


1.0    DEFINITIONS.

As used in this Agreement, the following capitalized terms shall have the stated meanings:

1.1 "Affiliates" of a Party means any corporation, company or other entity which directly or indirectly controls, is controlled by, or is under common control with such Party. An entity shall be regarded as in control of another so long as it owns or controls, directly or indirectly, more than fifty percent (50%) of the shares entitled to vote for the election of directors or other person performing similar functions.

 .
1.2 "Application Specific Product" means products whose architecture are optimized for use in particular applications and whose components may include both hardware and software.

1.3 "Customer Specific Product " means products made for a specific customer or set of customers which may include both hardware and software and intellectual property from various sources.

1.4 "Derivative Works" means a work based on one or more preexisting works, such as a translation, arrangement, abridgement, condensation, expansion, compilation, revision, or any other form in which a work may be recast, transformed, or adapted, and as further defined by 17 U.S.C. Sec. 101.

1.5 "DOCSIS MAC" means the Media Access Controller, whose specification is defined under the DOCSIS standards committee including both hardware and software, that is provided by PCOM to PHILIPS under this Agreement, as further defined in Exhibit A and the Statement of Work herein. The term DOCSIS MAC shall include the PCOM DOCSIS 1.0 MAC, the PCOM DOCSIS
         1.1 MAC and, subject to the provisions of Article 4 herein, the PCOM DOCSIS 1.2 MAC that are provided by PCOM to PHILIPS under this Agreement.

1.6 "DOCSIS 1.0 MAC" means Media Access Controller whose specifications are defined under the DOCSIS standards committee for the 1.0 MAC standard.

1.7 "DOCSIS 1.1 MAC" means Media Access Controller whose specifications are defined under the DOCSIS standards committee for the 1.1 MAC standard.

1.8 "DOCSIS 1.2 MAC" means Media Access Controller whose specifications are defined under the DOCSIS standards committee for the 1.2 MAC standard.

1.9 "Documentation" means User Documentation and Source Documentation. "User Documentation" means user manuals and other written works that are designed to explain for the end user the installation and use of particular object code. "Source Documentation" means source code comments and other works describing the internal structure and operation of particular source code, including, but not limited to all related specifications, schematics, logic manuals, flow charts, and principals of operation, related build procedures, test harnesses, test procedures, bug data base and design documentation, as available. Documentation may be in tangible form or machine-readable text or graphic files subject to display or printout.

1.10 "Licensed Rights" means any patents, copyrights, maskwork rights, know-how and trade secrets or other legally protectable information which read upon, are embodied in, or otherwise apply to the DOCSIS MAC.

1.11 "PCOM DOCSIS 1.0 MAC" means the DOCSIS 1.0 MAC that is provided by PCOM to PHILIPS under this Agreement.

1.12 "PCOM DOCSIS 1.1 MAC" means the DOCSIS 1.1 MAC that is provided by PCOM to PHILIPS under this Agreement.

1.13 "Product" or "Products" means any integrated circuit product made by or for PHILIPS and/or its Affiliates, including but not limited to DOCSIS Customer Specific Products or Application Specific Products for cable modem and cable set top box applications, provided however the terms Product and Products shall not include any integrated circuit product that uses the DOCSIS MAC for a Wireless Communications Application.

1.14 "Source Code" means all source files for both the generation of a hardware block and for the generation of software used to run the hardware block.

1.15 "Wireless Communications Application" means an application whose primary data transfer is accomplished by using "Wireless" medium, provided, however, the term Wireless Communications Application shall not include any wireless applications where the primary communications gateway is provided via cable. By way of example, the term "Wireless Communication Application" shall not include applications where data is distributed by wireless means in a local environment after transfer across a cable.

2.0   DOCSIS MAC DELIVERY.

2.1 Upon the signing of this Agreement PCOM shall deliver to PHILIPS the PCOM DOCSIS 1.0 MAC Deliverables, as set forth in Exhibit A.

2.2 PCOM agrees to deliver to PHILIPS the PCOM DOCSIS 1.1 MAC Deliverables in accordance with the Specifications and schedule set forth in Exhibit B.


3.0    ACCEPTANCE OF DELIVERABLES.

Acceptance of deliverables shall be defined as follows:

3.1 PHILIPS will examine and test each Deliverable upon delivery to determine whether the Deliverable conforms to the Specifications for such Deliverable. Within ten (10) business days after such delivery, PHILIPS shall provide PCOM with written acceptance of such Deliverable or a written statement of Errors. As used herein, "Errors" means: (i) defects in the Deliverable which cause it not to operate in conformance with the Specification: (ii) defects in the documentation which render it inaccurate, erroneous, or otherwise unreadable; or (iii) any aspect of any Deliverable which fails to conform to the Specification.

3.2 PCOM shall make all reasonable efforts to promptly correct the Errors in any Deliverable set forth in the Statement of Errors, and redeliver the Deliverable to PHILIPS within the specified time, which will be mutually agreed to by the parties, provided that the dates specified for items 1 and 6 in the chart under Section 5.2.1 are not exceeded.

3.3 PHILIPS will within [***] after such redelivery provide PCOM with a written acceptance or another Statement of Errors. This procedure set forth in Sections 3.1 through 3.3 will be repeated until PHILIPS accepts the deliverables or terminates pursuant to Section 3.4 herein.

3.4 Should PHILIPS determine, prior to acceptance, that any Deliverable fails to meet the Specification, either (i) after the second redelivery of that Deliverable pursuant to 3.1.2, or (ii) after any delivery or redelivery which is late, PCOM will be deemed to be in material breach and PHILIPS may reject that Deliverable and any subsequent Deliverables and/or the Agreement.

3.5 If PHILIPS fails to provide PCOM with a written statement of Errors within the applicable [***], PHILIPS shall be deemed to have accepted the subject Deliverable.

[***] Denotes language for which Vyyo has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

4.0   LICENSES

4.1      LICENSE FOR DOCSIS 1.0 MAC.

4.1.1 GRANT OF LICENSE. Subject to the terms and conditions of this Agreement, PCOM grants to PHILIPS and its Affiliates a non-exclusive, [***], worldwide, perpetual, non-transferable (except to PHILIPS' Affiliates) right and license, under the License Rights, to use, make, have made, reproduce, have reproduced, perform, modify, and prepare Derivative Works of, the PCOM DOCSIS 1.0 MAC, and the Derivative Works thereof, to design, develop, make, have made Products incorporating or using the PCOM DOSIS 1.0 MAC and/or Derivative Works thereof by or for PHILIPS and/or its Affiliates, and to use, distribute, import, offer to sell, and sell such Products, worldwide.

4.1.2 MODIFICATIONS. PHILIPS' right to modify pursuant to this Section 4.1.l above, gives PHILIPS the unlimited right to modify or create Derivative Works of the PCOM DOCSIS 1.0 MAC, including but not limited to developing a DOCSIS 1.1 and/or DOCSIS 1.2 versions of DOCSIS MAC, for incorporation or use in Products made by or for PHILIPS and/or its Affiliates, as granted therein.

4.2      LICENSE FOR DOCSIS 1.1 MAC.

4.2.1 GRANT OF LICENSE. Subject to the terms and conditions of this Agreement, PCOM grants to PHILIPS and its Affiliates a non-exclusive, [***] (subject to Sections 5.3 and 5.5), worldwide, perpetual, non-transferable (except to PHILIPS' Affiliates) right and license under the License Rights to use, make, have made, reproduce, have reproduced, perform, modify, and prepare Derivative Works of, the PCOM DOCSIS 1.1 MAC, and the Derivative Works thereof, to design, develop, make, have made Products incorporating or using the PCOM DOSIS 1.1 MAC and/or Derivative Works thereof by or for PHILIPS and/or its Affiliates, and to use, distribute, import, offer to sell, and sell such Products, worldwide.

4.2.2 MODIFICATIONS. PHILIPS' right to modify pursuant to this Section 4.2.l above, gives PHILIPS the unlimited right to modify or create Derivative Works of the PCOM DOCSIS 1.1 MAC, including but not limited to developing a DOCSIS 1.2 versions of DOCSIS MAC, for incorporation or use in Products made by or for PHILIPS and/or its Affiliates, as granted therein.

[***] Denotes language for which Vyyo has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

5.0   LICENSE FEES

5.1.1    License Fee for the PCOM DOCSIS 1.0 MAC

5.1.2    PHILIPS shall pay PCOM a [***]for the licensing of the PCOM DOCSIS
         1.0 MAC.

5.2      License Fee for the PCOM DOCSIS 1.1 MAC.

5.2.1 PHILIPS will pay PCOM [***] for the licensing of the PCOM DOCSIS 1.1 MAC (subject to Section 5.2.2), payable in accordance with the milestones in the following chart. The Deliverables are described below for each milestone. The percentage figures listed in the chart represents the percentage of the total fee of [***] that is to be paid upon PHILIPS' acceptance of the respective Deliverable for the milestone.


----------------------------------------------------------------------------------------------------------------
Item                Date           Deliverables and Milestones for delivery and acceptance
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
1           [***]   [***]         PS 1.1 MAC/Ethernet VHDL &Simulation Database
----------------------------------------------------------------------------------------------------------------
2                   [***]         PS 1.1 MAC/Ethernet Synthesis for P&R and QT
----------------------------------------------------------------------------------------------------------------
3                   [***]         FPGA Verified MAC/Ethernet w/3930
----------------------------------------------------------------------------------------------------------------
4           [***]   [***]         QT Verification
----------------------------------------------------------------------------------------------------------------
5                   [***]         Post P&R Timing Verification
----------------------------------------------------------------------------------------------------------------
6           [***]   [***]         Full SW
----------------------------------------------------------------------------------------------------------------
7                   [***]         Si Validation
----------------------------------------------------------------------------------------------------------------
8           [***]   [***]         Cable Labs Certification (1.0 or 1.1)
----------------------------------------------------------------------------------------------------------------

[***] Denotes language for which Vyyo has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

5.2.2 With respect to each Deliverable set forth in Section 5.2.1, the license granted for the PCOM DOCSIS 1.1 MAC under Section 4.2 shall apply upon payment for that Deliverable. In the event PCOM fails to deliver the PCOM DOCSIS 1.1 MAC deliverable for any milestone as set forth in Section 5.2.1 and 5.6, PHILIPS shall not be required to pay for any of the following deliverables and shall have full license rights with respect to all PCOM DOCSIS 1.1 MAC Deliverables delivered to PHILIPS, provided that PHILIPS has paid the respective milestone fees for such Deliverables as set forth in Section 5.2.1, items 1-9..

5.2.3 The total fee associated with this Article 5 shall be [***], to be paid out in accordance with Section 5.1 for the PCOM DOCSIS 1.0 MAC (for the amount of [***], and Section 5.2 for the PCOM DOCSIS 1.1 MAC, in accordance with items 1 through 9 of the milestones for delivery and acceptance matrix (for the amount of [***], referenced therein.

5.3 Upon full production of a Product that incorporates the DOCSIS MAC provided by PCOM herein, PHILIPS Semiconductors shall pay to PCOM a royalty fee of [***] device for each unit sold (excluding any units sold to PCOM), up to a limitation cap of [***], subject to Section
          5.6 (the "Maximum Royalty Amount"). Philips shall not pay any royalties on any Products sold to PCOM. The Maximum Royalty Amount is the maximum amount of royalties to be paid under this Agreement, which shall be [***], unless Section 5.6 applies, in which case the Maximum Royalty Amount shall be [***]. At the time that the total, combined royalties paid under this Agreement reaches the Maximum Royalty Amount, PHILIPS shall have no further obligation or liability to pay any further royalties on any Products that incorporate the DOCSIS MAC, and all liability for such royalties shall cease and the licenses granted under this Agreement shall remain and continue in effect as royalty-free, fully paid-up licenses. Should the Maximum Royalty Amount not be reached by December 31, 2001, PHILIPS Semiconductors shall then pay PCOM the difference between the sum of all royalties then paid to date and the applicable Maximum Royalty Amount ([***], or [***] if Section
          5.6 applies), and the Maximum Royalty Amount shall be deemed to have been reached and paid in full. This final payment shall be made to PCOM in one lump sum payment, due and payable by PHILIPS net 30 days thereafter.

[***] Denotes language for which Vyyo has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

5.4 The royalties due under Section 5.3 shall be paid on a [***]. Within [***] after the end of each calendar quarter, PHILIPS shall deliver to PCOM a royalty statement showing (i) the net number of units sold during that calendar quarter that are subject to royalty payment and (ii) the total amount of royalty payments due for that quarter, along with the payment for the total amount of royalties due for that calendar quarter. The net number of units sold means the total number of units sold less any returns.

5.5 For [***] after the end of the relevant reporting period, PHILIPS shall keep accurate records containing all the data reasonably required for the computation and verification of the amounts to be paid for such period and information to be given in the quarterly statements under Section 5.4. PHILIPS shall, during usual business hours, permit a national independent certified public accounting firm selected by PCOM, not more frequently than once per year, at PCOM's expense and prior arrangement, to inspect the same for the sole purpose of determining the royalty amounts payable pursuant to
          Section 5.3. All such audits shall be conducted following reasonable prior


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

          written notice and the auditors shall comply with PHILIPS' normal safety and security procedures, and shall agree in writing to treat all information furnished by PHILIPS in the course of such audit as PHILIPS' Confidential Information. Such auditors shall disclose to PCOM only the amount of any discrepancy and the basis thereof. In the event of any underpayment, PHILIPS shall promptly remit to PCOM all amounts due. In the event that the underpayment is more than [***] for the period audited, PHILIPS shall remit to PCOM the reasonable costs of the accounting firm's fee for such audit.

5.6 PCOM acknowledges that the delivery dates specified in the chart under Section 5.2.1 are critical to the success of the PHILIPS Products. Accordingly, if the Deliverable for Item 5 is not delivered on or before [***], PHILIPS shall have the option, at its sole discretion, to cancel the Agreement, including any further payments and royalties. In the event Item 7 is not delivered on or before [***], PHILIPS' sole financial obligation shall be reduced to [***].

[***] Denotes language for which Vyyo has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

6.0  OWNERSHIP

6.1 OWNERSHIP BY PCOM. PCOM shall retain ownership of all proprietary rights, including patent, copyright, trade secret, trademark and other proprietary rights, in and to the DOCSIS MAC provided by PCOM to PHILIPS under this Agreement. This Agreement shall not be construed to grant any ownership interest to any PCOM patent, copyright, trade secret, trademark or other proprietary right to PHILIPS.

6.2 TRANSFERS BY PCOM. In the event PCOM and/or PHASECOM INC. ever assigns or otherwise transfers ownership of any of its proprietary rights in the DOCSIS MAC, PCOM and PHASECOM INC. shall insure that such third party assumes the rights and obligations of PCOM and PHASECOM INC. as set forth in this Agreement. Notwithstanding any transfer or assignment of this Agreement, the grants of licenses set forth in Section 4 shall remain in full force and effect.

6.3      OWNERSHIP BY PHILIPS. Subject to PCOM.'s ownership rights under Section
         6.1 in the DOCSIS MAC provided by PCOM to PHILIPS, PHILIPS and its Affiliates shall own all modifications and Derivative Works made to the DOCSIS MAC by PHILIPS and its Affiliates.

7.0   CONFIDENTIAL INFORMATION

7.1 CONFIDENTIAL INFORMATION. As used herein, "Confidential Information" means the proprietary or confidential information of either Party which is disclosed by such Party ("Discloser") to the other Party ("Recipient") pursuant to this Agreement, including semiconductor technology, computer or data processing programs, electronic and data processing applications, routines, subroutines, techniques or systems, or information concerning the business or financial affairs and methods of operation or proposed methods of operation, accounts, transaction, proposed transactions or security procedures of either a Party or its Affiliates, vendors, or customers. The DOCSIS MAC information shall be considered PCOM Confidential Information. The PHILIPS Product information shall be considered PHILIPS Confidential Information. All Confidential Information that is disclosed in tangible form shall be marked by the Discloser as confidential or proprietary prior to disclosure. Confidential Information that is disclosed in non-tangible form shall be identified by the Discloser at the time of disclosure as being confidential or proprietary and shall be confirmed in writing within ten (10) days from its disclosure.

7.2      Confidential Information shall not include information that:
         (i) was rightfully in the Recipient's possession prior to receipt from the Discloser.
         (ii) is or becomes a matter of public knowledge through no fault or breach of the Recipient;
         (iii) the Recipient rightfully receives from a third party, who has the right to so transfer or disclose it, without a duty of confidentiality on the third party or breach of this Agreement; or
         (iv) is independently developed by Recipient without use of the Discloser's Confidential Information.

7.3 OBLIGATIONS OF CONFIDENTIALITY. Each Party agrees to maintain Confidential Information received from the Discloser in confidence and neither use for any purpose apart from this Agreement, nor disclose Confidential Information to any third party, except Affiliates, without the prior written approval of the Discloser, or as is required to comply with any order of a court, or any applicable rule, regulation or law of any jurisdiction. In the event that Recipient is required by judicial or administrative process to disclose Confidential Information of the Discloser, it shall promptly notify the Discloser and allow the Disclosure a reasonable time to oppose such process or seek a protective order. Within PHILIPS and PCOM and their respective Affiliates, Confidential Information shall be disclosed only on a needs to know basis. The foregoing obligations for Confidential Information shall remain in force during the term of the Agreement and [***] following the expiration or termination of this Agreement.

[***] Denotes language for which Vyyo has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

7.4 DEGREE OF CARE. Each Party shall protect Confidential Information by using the same degree of care, but not less than a reasonable degree of care, to prevent the unauthorized disclosure or use of Confidential Information, as that Party uses to protect its own confidential and proprietary information of like nature and similar importance.

7.5 CONSULTANTS AND CONTRACTORS. Confidential Information may be disclosed by PHILIPS to its consultants and contractors performing work or services for PHILIPS in accordance with the scope of this Agreement, provided that such consultants and contractors are subject to a valid, binding and enforceable agreement to maintain the obligations of confidentiality no less restrictive than those set forth in this
         Section 7.

7.6 PHILIPS' CUSTOMERS. Confidential Information may be disclosed by PHILIPS to its customers as reasonably necessary for the purposes of designing or developing Products for the customers, provided that such customers enter into PHILIPS' standard non-disclosure agreement for the protection of the Confidential Information.

8.0   INDEMNITY

8.1 INDEMNIFICATION BY PCOM. PCOM shall indemnify, hold harmless and defend PHILIPS from and against any and all liabilities, suits, claims, losses, damages, judgments, and costs (including reasonable attorneys' fees) (collectively "Claims") brought by a third party against PHILIPS for infringement of any patent, copyright. trade secret, trademark or other legally enforceable proprietary right of any third party to the extent directly arising out of (i) the DOCSIS MAC, as delivered to PHILIPS, or the use of the DOCSIS MAC in accordance with the license rights granted herein; (ii) any services performed by PCOM pursuant to this Agreement, or (iii) any materials furnished by PCOM hereunder.

8.2      The foregoing obligation is subject to the following conditions:

         (i) PCOM shall have the sole right to defend and/or settle any such Claim;

         (ii) PHILIPS shall give PCOM immediate notice of any such asserted Claim and reasonable assistance required by PCOM in defending or settling such Claim; and

         (iii) PCOM shall have no liability associated with any infringement or alleged infringement arising out of the combination of the DOCSIS MAC with other components if such infringement would have been avoided in the absence of such combination, unless such combination was specified by PCOM. The foregoing states PCOM's sole and exclusive liability for intellectual property infringement.

8.3 INDEMNIFICATION BY PHILIPS. PHILIPS shall indemnify, hold harmless and defend PCOM from and against any and all liabilities, suits, claims, losses, damages, judgments, and costs (including reasonable attorneys' fees) (collectively "Claims") brought by a third party against PCOM for infringement of any patent, copyright. trade secret, trademark or other legally enforceable proprietary right of any third party to the extent directly arising out of (i) solely the Product(s) in which a DOCSIS MAC is incorporated, exclusive of the incorporated DOCSIS MAC; and (ii) any modifications made to the DOCSIS MAC by Philips and/or its Affiliates if such infringement would not have occurred in the DOCSIS MAC without such modification.

8.4      The obligation set forth in 8.3 is subject to the following conditions:

         (i) PHILIPS shall have the sole right to defend and/or settle any such Claim;

         (ii) PCOM shall give PHILIPS immediate notice of any such asserted Claim and reasonable assistance required by PHILIPS in defending or settling such Claim; and

         (iii) PHILIPS shall have no liability associated with any infringement or alleged infringement arising out of the DOCSIS MAC as provided by PCOM to PHILIPS, or out of the combination of the DOCSIS MAC with other components, except for the Product itself, if such infringement would have been avoided in absence of such combination.

The foregoing states PHILIP's sole and exclusive liability for intellectual property infringement.

9.0   WARRANTIES

9.1 OWNERSHIP. PCOM warrants that it is the owner of the DOCSIS MAC as delivered to PHILIPS and the owner of all intellectual property rights associated with and/or subsisting in the DOCSIS MAC as delivered to PHILIPS.

9.2 OPERATION. PCOM warrants that the DOCSIS MAC delivered to PHILIPS shall operate according to the specifications provided, and that there are no known defects of which PCOM has not made PHILIPS aware. Notwithstanding the foregoing, PCOM shall not be liable on account of any breach of warranty claims asserted by customers or purchasers of PHILIPS. Except for PCOM's indemnification obligations under Section 8, PHILIPS shall be responsible for any commercial liabilities arising out of its sale of its products to PHILIPS' customers.

10.0   LIMITATION OF LIABILITIES

10.1 Neither party shall be liable for any incidental, consequential. special, or punitive damages arising out of this Agreement or the breach thereof (including, but not limited to, lost profits), and any such liabilities are expressly disclaimed.

11.0   SUPPORT SERVICES

11.1 At PHILIPS' request, PCOM shall provide reasonable assistance to PHILIPS in implementing the DOCSIS MAC into PHILIPS Products. At PHILIPS' request, PCOM shall use reasonable commercial efforts to provide PHILIPS with the necessary knowledge and information for, and otherwise assist PHILIPS in, manufacturing or having made a PHILIPS Product incorporating the DOCSIS MAC. If PCOM's assistance in providing engineering support for designs not agreed to in this Agreement or cable modem reference design, PHILIPS agrees to compensate PCOM at a rate of [***]. If PCOM's on-site presence is requested which has not been agreed to in

[***] Denotes language for which Vyyo has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

         this Agreement, PHILIPS agrees to compensate PCOM for all reasonable travel and lodging expenses, subject to PHILIPS' prior approval.

12.0   TERM AND TERMINATION

12.1 TERM. This Agreement shall continue in effect unless terminated as set forth herein.

12.2 TERMINATION FOR BREACH. Either party may terminate this Agreement if the other party materially breaches the Agreement and breaching party fails to cure such breach within thirty days from receipt of written notice from the non-breaching party describing the breach.

12.3 TERMINATION FOR NON-PERFORMANCE. PHILIPS may terminate as provided under Section 5.5, upon thirty (30) days prior written notice.

12.4 TERMINATION UPON BANKRUPTCY. A party may terminate this Agreement if the other party (i) commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or (ii) an involuntary bankruptcy action or other such proceeding is commenced against it, and it is not dismissed from such involuntary action or proceeding within ninety (90) days from the commencement of such action or proceeding.

12.5 SURVIVAL AFTER TERMINATION. Except for termination of this Agreement under Section 12.2 based on PHILIPS' material breach of the Agreement and failure to cure as set forth in Section 12.2, the all licenses granted under this Agreement shall survive the termination of this Agreement.

12.6 MOST FAVORED PRICING. PHILIPS agrees to offer to PCOM the PHILIPS' Product(s) that incorporate the DOCSIS MAC at PHILIPS' most favored customer prices for such Product for the same or greater quantities under similar terms and conditions, provided that PCOM does not offer such products for resale as a standalone product.

12.7 RIGHT OF FIRST REFUSAL For a period of one year beginning on the Effective Date of this Agreement, in the event that PHILIPS decides to purchase from a third party (excluding PHILIPS' Affiliates) a DOCSIS
         1.2 MAC for use in cable modem applications, PHILIPS shall provide written notice to PCOM, and PCOM shall have a first right of refusal to offer PHILIPS a PCOM DOCSIS 1.2 MAC on identical terms and conditions offered by such third party. This provision shall not apply and specifically excludes (i) any DOCSIS 1.2 MAC provided by a customer for integration into a customer specific integrated circuit; (ii) any case whereby a customer wishes to incorporate its own DOCSIS 1.2 MAC with other PHILIPS intellectual property into an applications specific standard product; and (iii) all other PHILIPS entities and Affiliates who may wish to purchase a DOCSIS 1.2 MAC for a wireless application.

13   GENERAL

13.1     ASSIGNMENT. Subject to Section 6.2 and the last sentence of this
         Section 15.1, neither party may assign this Agreement nor any right or obligation hereunder without the prior written consent of the other party which consent will not be unreasonably withheld. PHILIPS may assign this Agreement to any Affiliate or wholly-owned subsidiary of PHILIPS, without the prior written consent of PCOM.

13.2 WAIVER. No delay in exercising, no course of dealing with respect to, or no partial exercise of any right or remedy hereunder shall constitute a waiver of any other right or remedy, or future exercise thereof.

13.3 SEVERABILITY. If any term or provision of this Agreement should be declared invalid by a court of competent jurisdiction, (i) the remaining terms and provisions of this Agreement shall be unimpaired, and (ii) the invalid term or provision shall be replaced by such valid term or provision as comes closest to the intention underlying the invalid term or provision. Where the invalid term or provision cannot be replaced by a valid term or provision which comes closest to the intention underlying the invalid term or provision, the invalid term or provision shall be severed from the remaining terms, conditions and provisions which shall continue to be valid to the fullest extent permitted by law.

13.4 NOTICE. Written notice by either party to the other shall be deemed to have been given when received via certified mail by the intended recipient thereof at its address shown on the first page hereof, or to such other address as such intended recipient may specify in a written notice pursuant hereto.

13.5 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the United States of America and the State of California, excluding the application of its conflict of laws rules. This Agreement shall be considered made and entered into in the State of California. The parties agree that the United Nations Convention on Contracts for the International Sale of Goods is specifically excluded from application to this Agreement. Any lawsuits or other legal actions brought to enforce this Agreement, or otherwise related to this Agreement shall be brought exclusively in the federal and state courts within the State of California.

13.6 ARBITRATION. Any unresolved disputes concerning this Agreement shall be submitted to arbitration in accordance with the then prevailing rules of the American Arbitration Association (i) before an arbitrator agreed upon by the parties or (ii) if the parties cannot agree upon an arbitrator within thirty (30) days, before three arbitrators selected pursuant to the rules of the American Arbitration Association. The site of the arbitration shall be San Francisco, CA. The arbitrator(s) may award attorneys' fees and cost as part of the award. The award of the arbitrator shall be binding and may be entered as a judgment in
13.7 any court of competent jurisdiction. Either Party may seek injunctive relief from a court of competent jurisdiction if to protect the legitimate interest of the Party seeking such relief.

13.7 FORCE MAJEURE. Each party shall be excused for failures and delays in performance caused by war, any laws, proclamations, ordinances, or regulations, or strikes, lockouts, floods, fires, explosions, acts of God, or other catastrophes beyond its reasonable control and without the fault of such party. This prevision shall not, however, release such party from using its reasonable best efforts to avoid or remove all such causes, and such party shall continue performance hereunder with the utmost dispatch whenever such causes are removed. Any party claiming any such excuse for failure or delay in performance shall give prompt written notice thereof to the other party, and neither party shall be required to perform hereunder during the period of such excused failure or delay in performance except as otherwise provided herein.


13.8 SURVIVAL. Sections 1, 4, 5, 6, 7, 8, 9, 10, and 13 shall survive the expiration or termination of the Agreement.

This Agreement together with the Exhibits hereto, constitutes the entire Agreement between the parties with respect to the subject matter hereof and supersedes in all respects all prior proposals, negotiations, conversations, discussions and agreements between the parties. This Agreement may not be modified or amended except by express written amendment signed by authorized representatives of both parties

IN WITNESS WHEREOF, the parties hereto, through their duly authorized officers, have executed this Agreement.

ACCEPTED AND AGREED TO:

PHASECOM LTD.                                   PHILIPS SEMICONDUCTORS INC,

/s/ Menashe Shahar                                  /s/
-----------------------------------------       --------------------------------
Signature                                       Signature

Menashe Shahar
-----------------------------------------       --------------------------------
Name                                            Name


Vice President, Research & Development          --------------------------------
Chief Technology Officer                        Title
-----------------------------------------
Title
                                                --------------------------------
November 14, 1993                               Date
-----------------------------------------
Date

PHASECOM INC.

/s/ Ilan Judkiewicz
-----------------------------------------
Signature

Ilan Judkiewicz
-----------------------------------------
Name

Chief Financial Officer
-----------------------------------------
Title

December 14, 1999
-----------------------------------------
Date

                                    EXHIBIT A

                             DOCSIS 1.0 MAC SOFTWARE

Upon the signing of the licensing agreement and delivery of DOCSIS MAC 1.0, including:

     a) 1.0 MAC specification excluding BPI with detailed design documentation on each hardware block
     b)   VHDL source code
     c)   The test benches
     d)   All applications source code for 1.0 cable modem running under Windows
          95
     e)   1.0 MAC FPGA
     f)   PCOM cable modem 1.0 prototype
     g) 1.0 software sources and 1.0 software documentation as described in Appendix A.
     h)   Unit test software for 1.0 software.
     i) Engineer visit (1 hardware engineer, 1 software engineers, for 2 weeks in Sunnyvale)
     j)   Sign-off of MAC 1.1 feature list
     k)   Full Architecture Specifications for 1.1 MAC
     l) Full software Architecture Specifications and requirements specification for 1.1 MAC

                                    EXHIBIT B

                                  SCOPE OF WORK

                                       FOR

                             DOCSIS 1.1 MAC SOFTWARE

Delivery of PHILIPS DOCSIS MAC 1.1 firmware and VHDL sources, including:

     a)   Simulation test bench
     b)   Test vectors (Stimulus and simulation output files)

Delivery of PHILIPS DOCSIS MAC 1.1 Synthesis for P&R and QT

     a)   Synthesis scripts
     b)   Scripts for timing driven place and route
     c)   Gate-level simulated with timing Netlist for P&R
     d)   List of all critical paths
     e)   Test vectors for simulation of critical path

The foregoing activity will be performed by PHILIPS and the output files will be checked by PCOM using PCOM's tools. PHILIPS is required to provide the output VHDL model of the PHILIPS DOCSIS MAC1.1 (VITAL libraries with SDF).

QT Verification

     a) Send an engineer to Sunnyvale for 4 weeks for QT simulation (10/18 to 11/15)

Post P&R and timing verification

     a) PCOM will provide telephone support for this activity and will be ready to send an engineer to Sunnyvale for two (2) weeks (11/15 to 12/1) if reasonably deemed necessary.

Full PHILIPS 1.1 MAC software

     a)   Test software
     b)   Full 1.1 MAC and applications source code
     c) 1.1 MAC specification with detailed design documentation on each hardware block
     d) 1.1 Software: requirements spec, design spec, test spec, test results, bug list,
     e) Fully tested on PCOM evaluation board all PCOM cable modem application software.

Silicon validation

     a)   6 weeks on call, at site if needed starting 2/15/00

Cable Labs certification

     a)   4 weeks on call targeted for wave 2 (May 2000)

PCOM shall provide to PHILIPS technical support for bug fixes and maintenance for a one year period after silicon validation

- on-call support with 24-hour response time and guaranteed engineering resource allocation , excluding weekends and holidays.